[Scudder Investments logo]

Scudder Emerging Markets Equity Fund

Institutional Class

Annual Report

October 29, 2002

Contents

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Directors and Officers

<Click Here> Account Management Resources

Scudder Emerging Markets Equity Fund	Nasdaq Symbol	CUSIP Number
Institutional Class		61735K109

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Financial Statements

Statement of Assets and Liabilities as of October 29, 2002 (cessation of operations)
Assets
Cash	$ 205,401
Foreign currency, at value (cost $7,531)	7,585
Receivable for investments sold	16,274,902
Dividends receivable	124,319
Due from Advisor	56,764
Total assets	16,668,971
Liabilities
Notes payable	350,000
Payable for Fund shares sold	16,099,330
Other accrued expenses and payables	219,641
Total liabilities	16,668,971
Net assets, at value	$ 0
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on foreign currency related transactions	(60,614)
Paid-in capital	60,614
Net assets, at value	$ 0

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period ended October 29, 2002 (cessation of operations)
Investment Income
Income: Dividends (net of foreign taxes withheld of $294,450)	$ 2,057,211
Interest	107,040
Total Income	2,164,251
Expenses: Advisory fee	1,114,681
Custody fee	476,296
Professional fees	63,029
Administrator service fee	334,409
Trustees' fees and expenses	14,843
Registration fees	20,750
Interest expense	9,931
Reports to shareholders	10,970
Other	2,197
Total expenses, before expense reductions	2,047,106
Expense reductions	(651,829)
Total expenses, after expense reductions	1,395,277
Net investment income (loss)	768,974
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(11,500,590)
Investment transactions on in-kind redemptions	(3,596,998)
Foreign currency related transactions (including CPMF tax of $32,310)	(250,373)
(15,347,961)
Net unrealized appreciation (depreciation) during the period on: Investments	24,952,916
Foreign currency related transactions	(60,614)
24,892,302
Net gain (loss) on investment transactions	9,544,341
Net increase (decrease) in net assets resulting from operations	$ 10,313,315

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Period Ended October 29, 2002 (cessation of operations)	Year Ended October 31, 2001
Increase (Decrease) in Net Assets
Operations: Net investment income (loss)	$ 768,974	$ 2,053,285
Net realized gain (loss) on investment transactions	(15,347,961)	(22,011,011)
Net unrealized appreciation (depreciation) on investment transactions during the period	24,892,302	(11,065,473)
Net increase (decrease) in net assets resulting from operations	10,313,315	(31,023,199)
Distributions to shareholders from: Net investment income	(2,220,509)	(6,607,592)
Fund share transactions: Proceeds from shares sold	50,899,007	161,896,137
Reinvestment of distributions	2,090,427	6,316,236
Redemption in-kind	(37,843,201)	-
Cost of shares redeemed	(127,619,657)	(159,561,542)
Net increase (decrease) in net assets from Fund share transactions	(112,473,424)	8,650,831
Increase (decrease) in net assets	(104,380,618)	(28,979,960)
Net assets at beginning of period	104,380,618	133,360,578
Net assets at end of period (including undistributed net investment income of $1,575,867 at October 31, 2001)	$ 0	$ 104,380,618
Other Information
Shares outstanding at beginning of period	23,349,583	21,382,973
Shares sold	9,638,991	29,858,168
Shares issued to shareholders in reinvestment of distributions	424,596	1,138,061
Redemption in-kind	(8,166,894)	-
Shares redeemed	(25,246,276)	(29,029,619)
Net increase (decrease)	(23,349,583)	1,966,610
Shares outstanding at end of period	-	23,349,583

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Institutional Class
Years Ended October 31,	2002[a]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 4.47	$ 6.24	$ 6.84	$ 4.92	$ 7.69
Income (loss) from investment operations: Net investment income (loss)	.04[b]	.09	.01	.03	.03
Net realized and unrealized gain (loss) on investment transactions	.35	(1.54)	(.58)	1.89	(2.42)
Total from investment operations	.39	(1.45)	(.57)	1.92	(2.39)
Less distributions from: Net investment income	(.10)	-	(.03)	-	-
Net realized gains on investment transactions	-	(.32)	-	-	(.38)
Total distributions	(.10)	(.32)	(.03)	-	(.38)
Net asset value, end of period	$ 4.76[c]	$ 4.47	$ 6.24	$ 6.84	$ 4.92
Total Return (%)[d]	8.67**	(24.24)	(8.45)	39.02	(32.66)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	104	133	164	46
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.84*	1.78	1.76	1.90	1.52
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.25*	1.28	1.27	-	-
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.24*	1.25	1.25	1.25	1.25
Ratio of net investment income (%)	.69*	1.69	.16	.63	.90
Portfolio turnover rate (%)	63e*	83	58	70	85
[a] For the period from November 1, 2001 to October 29, 2002 (cessation of operations).
[b] Based on average shares outstanding during the period.
[c] Net asset value at end of period represents the final redemption price per share.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Emerging Markets Equity Fund ("Scudder Emerging Markets Equity Fund" or the "Fund"), formerly a diversified series of Morgan Grenfell Investment Trust (the "Trust") was registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a business trust under the laws of the state of Delaware.

The Emerging Markets Equity Fund offered one class of shares to investors: Institutional Class shares. Effective October 29, 2002, the Fund ceased operations (see Note F).

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments were stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange was open for trading. Equity securities were valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security was traded most extensively. Securities for which no sales were reported were valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean could not be determined, at the most recent bid quotation.

Securities and other assets for which market quotations were not readily available or for which the above valuation procedures were deemed not to reflect fair value were valued in a manner that was intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund were maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency were translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses were translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that resulted from fluctuations in foreign currency exchange rates was not separately disclosed but was included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may have entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts were valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) was recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker were offset and any gain (loss) was realized on the date of offset; otherwise, gain (loss) was realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell were included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gave up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy was to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund may be subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, were made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would have been taxable to the Fund if not distributed, and, therefore, were distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions were determined annually in accordance with federal tax regulations which may have differed from accounting principles generally accepted in the United States of America. These differences primarily related to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may have differed significantly from distributions during such period. Accordingly, the Fund periodically made reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Cash. Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions were accounted for on the trade date. Interest income was recorded on the accrual basis. Dividend income was recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may have been recorded subsequent to the ex-dividend date as soon as the Fund was informed of such dividends. Realized gains and losses from investment transactions were recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the period ended October 29, 2002, purchases and sales of investment securities (excluding short-term investments and redemption in-kind transactions) aggregated $64,319,305 and $136,589,626, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), an indirect wholly owned subsidiary of Deutsche Bank AG, was the Advisor for the Fund. Deutsche Asset Management, Inc. ("DeAM, Inc."), also an indirect wholly owned subsidiary of Deutsche Bank AG, was the Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directed the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Investment Advisory fee payable under the Advisory Agreement was equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administrator Service Fee. For its services as Administrator, DeAM, Inc. received a fee (the "Administrator Service Fee") of 0.30% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period ended October 29, 2002, the Administrator Service Fee was $334,409, none of which was outstanding.

For the period ended October 29, 2002, the Advisor and Administrator contractually agreed to waive their fees or reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the Fund at 1.25%.

Under these agreements, the Advisor and Administrator waived and absorbed $651,829 of expenses of the Fund.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $50 million revolving credit facility administered by Bank of Nova Scotia for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 1.0 percent. At the end of the period, $350,000 was outstanding. Interest expense incurred on the borrowings amounted to $9,331 for the period ended October 29, 2002. The weighted average dollar amount of the borrowings was $1,035,085 and the weighted average interest rate on these borrowings was 2.541%. The maximum borrowings outstanding during the period ended October 29, 2002 was approximately $8,040,000.

E. Redemption In-Kind

The Fund satisfied a redemption request with a transfer of securities and cash. The Fund accounted for the transaction as a sale of securities which resulted in a realized gain/(loss) to the Fund as follows:

Redemption Request Date	Transfer Amount (US$)	Realized Gain/(Loss) (US$)
10/16/2002	12,160,717	(3,099,244)
10/22/2002	12,718,870	(1,125,512)
10/29/2002	12,963,614	627,758

F. Cessation of Operations.

Effective October 29, 2002, the Fund ceased operations. Distributions from the redemption of the outstanding shares of the Fund were distributed to the shareholders of the Fund.

Report of Independent Accountants

To the Board of Trustees of Morgan Grenfell Investment Trust and Shareholders of Emerging Markets Equity Fund:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Equity Fund (the "Fund") at October 29, 2002 (cessation of operations), and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note F, the Fund has ceased operations effective October 29, 2002. The remaining shareholders redeemed their shares at the net asset value on that date.

PricewaterhouseCoopers LLP Boston, Massachusetts December 20, 2002

Tax Information (Unaudited)

The Fund paid foreign taxes of $294,450 and earned $1,002,751 of foreign source income during the period ended October 29, 2002. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.05 per share as foreign taxes paid and $0.17 per share as income earned from foreign sources for the period ended October 29, 2002.

Taxpayers filing on a calendar year basis will receive tax information for the 2002 calendar year after year end.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Emerging Markets Equity Fund (a "DeAMIS fund"), a series of Morgan Grenfell Investment Trust (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	185,348,354	671,426
S. Leland Dill	185,348,354	671,426
Martin J. Gruber	185,350,142	669,638
Richard T. Hale	185,328,936	690,844
Joseph R. Hardiman	185,348,354	671,426
Richard J. Herring	185,350,142	669,638
Graham E. Jones	185,350,142	669,638
Rebecca W. Rimel	185,350,142	669,638
Philip Saunders, Jr.	185,350,040	669,740
William N. Searcy	185,328,834	690,946
Robert H. Wadsworth	185,350,040	669,740

2. To approve new investment advisory agreements (each a "New DeAMIS Advisory Agreement" and collectively, the "New DeAMIS Advisory Agreements") between each DeAMIS fund and Deutsche Asset Management Investment Services Limited ("DeAMIS").

Affirmative	Against	Abstain
19,434,467	15	0

Trustees and Officers

Non-Interested Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		67
S. Leland Dill 3/28/30 Trustee since 1986	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	65
Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, CREF (since 2000); Director, S.G. Cowen Mutual Funds (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai Capital Fund, Inc. (since 2000) and Singapore Fund, Inc. (since 2000) (registered investment companies).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		65
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since 1972); Director, Lauder Institute of International Management Studies (since 2000); Co-Director, Wharton Financial Institutions Center (since 2000) and Vice Dean and Director, Wharton Undergraduate Division (1995-2000).	65
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	65
Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	65
William N. Searcy 9/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002); President, Investment Company Administration, L.L.C. (1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (1990-January 2002); Vice President, Professionally Managed Portfolios (1999-2002) and Advisors Series Trust (1997-2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (1994-1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		68

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman and Trustee since 2002	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
200

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc., Vice President and Director of Scudder Distributors, Inc., Trustee, Crossroads for Kids, Inc. (serves at risk children).
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).
Amy M. Olmert 5/14/63 Assistant Secretary since 1999	Director, Deutsche Asset Management (1999-present); Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporate (now Deutsche Bank Securities Inc.) (1997-1999); Senior Manager and other positions, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1988-1997).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Morgan Grenfell Investment Trust of which this fund was a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Legal Counsel

Hale and Dorr LLP

60 State Street Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Investment Company Capital Corporation c/o Scudder Investments

811 Main Street Kansas City, MO 64105
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes